UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2011

GREENHOUSE SOLUTIONS INC
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-167655 (Commission File Number)	45-2094634 (IRS Employer Identification No.)

4 Research Drive, Suite 402, Shelton, Connecticut, 06484
 (Address of Principal Executive Offices, Zip Code)

203-242-3065
 (Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 12, 2011, George Dory, President and majority shareholder of 6,200,000 shares of common stock of Greenhouse Solutions Inc. (the “Company”), returned 2,500,000 common shares to the Company for cancellation.  Mr. Dory returned the shares for cancellation in order to reduce the number of shares issued and outstanding which is more in line with the Company’s current business plans.

Following the cancellation of the 2,500,000 shares as set out above, Mr. Dory holds 3,700,000 shares of common stock.  The Company now has 7,230,000 shares of common stock outstanding and 75,000,000 shares of common stock authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 GREENHOUSE SOLUTIONS INC.

 By: /s/ George Dory
 Name: George Dory
 Title: President

Date:  September 14, 2011